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                                                                    Exhibit 99.1


                                  THOMAS P. MONAHAN
                             CERTIFIED PUBLIC ACCOUNTANT
                                 208 LEXINGTON AVENUE
                              PATERSON, NEW JERSEY 07502
                                    (201) 790-8775
                                  FAX (201) 790-8845







                                            September 17, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:  IMN FINANCIAL CORP., FILE NUMBER 0-28666 FORM 8-K
              -------------------------------------------------

Gentlemen:

         I was previously the principal accountant for IMN Financial Corp. formerly NGT Enterprises, Inc., and, under the date of December 16, 1996, I reported on the financial statements as of and for the years ended September 30, 1993, 1994, 1995 and 1996. On September 16, 1997, I resigned. I have read IMN Financial Corp.'s statements included under Item 4. of its Form 8-K dated September 16, 1997 and I agree with such statements.


                                  Very truly yours,



                                  By:/s/ Thomas Monahan
                                     -------------------------------
                                       Thomas Monahan